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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 27, 2005

VORNADO REALTY TRUST
(Exact Name of Registrant as Specified in Charter)

Maryland (State or Other Jurisdiction of Incorporation)	No. 001-11954 (Commission File Number)	No. 22-1657560 (IRS Employer Identification No.)

VORNADO REALTY L.P.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	No. 000-22635 (Commission File Number)	No. 13-3925979 (IRS Employer Identification No.)

888 Seventh Avenue New York, New York (Address of Principal Executive offices)	10019 (Zip Code)

Registrant's telephone number, including area code: (212) 894-7000
Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure.

        On April 27, 2005, Vornado Realty Trust mailed to its shareholders its Annual Report for the year ended December 31, 2004. The Chairman's Letter contained within the Annual Report contains information that may be of interest to investors. A copy of the Chairman's Letter is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements, Pro Forma Financial Information and Exhibits.

        (c) Exhibits.

99.1	Chairman's Letter from Vornado Realty Trust's Annual Report for the year ended December 31, 2004.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY TRUST (Registrant)
By:	/s/ JOSEPH MACNOW Name: Joseph Macnow Title: Executive Vice President—Finance and Administration and Chief Financial Officer

Date: April 27, 2005

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VORNADO REALTY L.P. (Registrant)
By:	VORNADO REALTY TRUST, Sole General Partner
By:	/s/ JOSEPH MACNOW Name: Joseph Macnow Title: Executive Vice President—Finance and Administration and Chief Financial Officer

Date: April 27, 2005

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  Item 7.01 Regulation FD Disclosure.
  Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.
SIGNATURE
SIGNATURE